UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 17, 2011

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio		43058-3500
(Address of principal executive offices)		(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Declaration of Cash Dividend

On October 17, 2011, Park National Corporation (“Park”) issued a news release (the “Declaration of a Dividend News Release”) announcing that the Park Board of Directors declared a $0.94 per share quarterly cash dividend in respect of Park’s common shares.  The dividend is payable on December 9, 2011 to common shareholders of record as of the close of business on November 23, 2011.  A copy of the Declaration of a Dividend News Release is included as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No	Description
99.1	News Release issued by Park National Corporation on October 17, 2011 addressing the declaration of a dividend by Park’s Board of Directors.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: October 17, 2011	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated October 17, 2011

Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on October 17, 2011 addressing the declaration of a dividend by Park’s Board of Directors.